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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  November 1, 2002
                                                  -----------------

                           RENAISSANCERE HOLDINGS LTD.
   ---------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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
              Bermuda                             34-0-26512                         98-013-8020
           -------------                     --------------------                 --------------
  (State or other jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
           incorporation)
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
                  Renaissance House
             8-12 East Broadway, Pembroke
                         Bermuda                                         HM 19
---------------------------------------------------------          -----------------
       (Address of principal executive offices)                        (Zip Code)
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Registrant's telephone number, including area code:    (441) 295-4513
                                                    --------------------


                                 Not Applicable
         -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.    OTHER EVENTS.

On November 1, 2002, RenaissanceRe Holdings Ltd. (the "Company") purchased 3,960,000 common shares, par value $.01 per share (the "Shares") of Platinum Underwriters Holdings, Ltd. ("Platinum"), in a private placement transaction. The Company purchased these Shares at a price of $21.2625 per share for an aggregate purchase price of $84.2 million. The closing of the Company's investment in Platinum occurred concurrent with the closing of Platinum's initial public offering and of a concurrent private placement of 6,000,000 Common Shares to The St. Paul Companies, Inc. ("St. Paul"). Immediately after consummation of these transactions, the Company owned 8.7% of Platinum's outstanding Common Shares. The description of the Investment Agreement contained herein is qualified in its entirety by reference to the Investment Agreement between the Company, Platinum, and St. Paul, dated as of September 20, 2002, as amended by the First Amendment to the Investment Agreement, dated as of November 1, 2002 (as amended, the "Investment Agreement"). Copies of these instruments are attached hereto as Exhibits 10.1 and 10.2.

In connection with its investment in Platinum, the Company also received a ten-year option to purchase up to 2,500,000 common shares of Platinum at a per share price of $27.00 pursuant to the RenaissanceRe Option Agreement between the Company and Platinum dated as of November 1, 2002 (the "RenaissanceRe Option Agreement"). A copy of the RenaissanceRe Option Agreement is attached hereto as
Exhibit 10.3 and is incorporated herein by reference.

Concurrent with the closing of the Company's investment in Platinum, the Company entered into a Transfer Restrictions, Registration Rights and Standstill Agreement with Platinum, dated as of November 1, 2002 (the "Transfer Agreement"). The Transfer Agreement provides, among other things, (i) that the Company will not transfer any Common Shares prior to November 1, 2003, with certain exceptions, (ii) for certain registration rights as to the Common Shares purchased pursuant to the Investment Agreement, which rights commence November 1, 2003, (iii) the Company with certain preemptive rights as to future issuance of Common Shares by Platinum, subject to certain specified exceptions, and (iv) that the Company and its subsidiaries will not, and the Company will use its commercially reasonable efforts to cause its affiliates to not, encourage any party with respect to the voting of any of Platinum's voting securities in an attempt to cause a change of control of Platinum, solicit Platinum's shareholders for the approval of any proposal designed to result in a change of control of Platinum, or acquire more than 19.9% of the voting securities of Platinum (or such higher limits as Platinum may approve in writing), provided that there are no limitations on the Company's ability to discuss any matter with St. Paul or any of its affiliates. The description of the Transfer Agreement contained herein is qualified in its entirety by reference to the Transfer Agreement, a copy of which is attached hereto as Exhibit 10.4.

In addition, concurrent with the closing of the Company's investment in Platinum, the Company entered into a Services and Capacity Reservation Agreement with Platinum, dated as of November 1, 2002 (the "Services Agreement"), pursuant to which the



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Company will provide certain services to Platinum in connection with Platinum's property catastrophe insurance book of business. In exchange for these services, during the term of the Services Agreement the Company is entitled to receive an annual fee in an amount equal to the greater of (i) $4,000,000 and (ii) 3.5% of Platinum's aggregate gross written non-marine non-finite property catastrophe premium (including reinstatements), adjusted annually thirty days after each anniversary and payable in addition to any retrocessional premium otherwise payable to the Company for retrocessional coverage purchased by Platinum from the Company. The description of the Services Agreement contained herein is qualified in its entirety by reference to the Services Agreement, a copy of which is attached hereto as Exhibit 10.5.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

        (a)      Not applicable.

        (b)      Not applicable.

        (c)      Exhibits.

        The following exhibits are filed as part of this report:

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
        10.1               Investment Agreement, dated September 20, 2002, by and among the Company,
                           Platinum and St. Paul (incorporated herein by reference to Exhibit 10.44 of
                           Amendment No. 8 to the Registration Statement on Form S-1 (Registration
                           Statement 333-86906) dated October 23, 2002).

        10.2               First Amendment to the Investment Agreement, dated as of November 1, 2002, by and among the Company, Platinum and St. Paul.

        10.3               RenaissanceRe Option Agreement, dated as of November 1, 2002, by and between the Company and Platinum.

        10.4               Transfer Restrictions, Registration Rights and Standstill Agreement, dated as of November 1, 2002, by and between the Company and Platinum.

        10.5               Services and Capacity Reservation Agreement, dated as of November 1, 2002, by and between the Company and Platinum.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                     RENAISSANCERE HOLDINGS LTD.

Date:  November 5, 2002                              By:   /s/ Stephen H. Weinstein
      ------------------------------------                 ------------------------
                                                           Name:   Stephen H. Weinstein
                                                           Title:  Vice President,
                                                                   General Counsel and Secretary
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                                INDEX TO EXHIBITS

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
Exhibit No.                Description
-----------                ------------
10.1                       Investment Agreement, dated as of September 20, 2002, by and among the Company, Platinum and St.
                           Paul (incorporated herein by reference to Exhibit 10.44 of Amendment No. 8 to the
                           Registration Statement on Form S-1 (Registration Statement 333-86906) dated as of October 23,
                           2002).

10.2                       First Amendment to the Investment Agreement, dated as of November 1, 2002, by and among the
                           Company, Platinum and St. Paul.

10.3                       RenaissanceRe Option Agreement, dated as of November 1, 2002, by and between the Company and
                           Platinum.

10.4                       Transfer Restrictions, Registration Rights and Standstill Agreement, dated as of November 1,
                           2002, by and between the Company and Platinum.

10.5                       Services and Capacity Reservation Agreement, dated as of November 1, 2002, by and between the Company and Platinum.
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